Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
July 31, 1998



        Expected B Maturity                         09/16/2002


        Blended Coupon                               5.9148%



        Excess Protection Level
          3 Month Average  4.85%
          July, 1998  5.10%
          June, 1998  4.65%
          May, 1998  4.82%


        Cash Yield                                  18.75%


        Investor Charge Offs                        5.14%


        Base Rate                                   8.51%


        Over 35 Day Delinquency                     4.90%


        Seller's Interest                           15.22%


        Total Payment Rate                          14.52%


        Total Principal Balance                     $37,740,921,726.81


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,743,527,208.32